CTS Corporation 1st Quarter 2023 Earnings Call April 27, 2023

Forward-Looking Statements This document contains statements that are, or may be deemed to be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, any financial or other guidance, statements that reflect our current expectations concerning future results and events, and any other statements that are not based solely on historical fact. Forward-looking statements are based on management’s expectations, certain assumptions, and currently available information. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof and are based on various assumptions as to future events, the occurrence of which necessarily are subject to uncertainties. These forward-looking statements are made subject to certain risks, uncertainties, and other factors, which could cause CTS’ actual results, performance, or achievements to differ materially from those presented in the forward-looking statements. Examples of factors that may affect future operating results and financial condition include, but are not limited to: supply chain disruptions; changes in the economy generally, including inflationary and/or recessionary conditions, and in respect to the business in which CTS operates; unanticipated issues in integrating acquisitions, including our acquisitions of TEWA Temperature Sensors, Ferroperm Piezoceramics and maglab, A.G.; the results of actions to reposition CTS’ business; rapid technological change; general market conditions in the transportation, as well as conditions in the industrial, aerospace and defense, and medical markets; reliance on key customers; unanticipated public health crises (including the ultimate impact of the COVID-19 pandemic on CTS’ business, results of operations or financial condition), natural disasters or other events; environmental compliance and remediation expenses; the ability to protect CTS’ intellectual property; pricing pressures and demand for CTS’ products; and risks associated with CTS’ international operations, including trade and tariff barriers, exchange rates and political and geopolitical risks (including, without limitation, the potential impact U.S./China relations and the conflict between Russia and Ukraine may have on our business, results of operations and financial condition). Many of these, and other risks and uncertainties, are discussed in further detail in Item 1A. of CTS’ most recent Annual Report on Form 10-K and other filings made with the SEC. CTS undertakes no obligation to publicly update CTS’ forward-looking statements to reflect new information or events or circumstances that arise after the date hereof, including market or industry changes.

  Non-transportation revenues up 5% Transportation revenues down 6% primarily due to semiconductor shortages Acquisitions added $11M in sales Organic revenue down 8% New business wins $152M, 6 EV platform wins Book-to-bill ratio 0.96, added 9 new customers Generated $11M operating cash flow Solid Results, Managing Through Challenging Market Dynamics $146M Revenue (1)% First Quarter 35.4% Adj Gross Margin (180) bps $0.61 Adj. Diluted EPS (9)% All comparisons vs. same period in prior year unless otherwise noted Q1 2023 – Driving Progress on Diversification and Electrification Strategy GAAP Measures Gross Margin 35.4% Diluted EPS $0.58 (140) bps (8)%

Diversifying into Attractive Non-transportation End Markets Industrial Aerospace & Defense Medical Wins in temperature sensing solutions across HVAC and precision instruments Expanded distributor partnerships across temperature sensing in North America and Europe New customers added in nano positioning and smart flowmeter applications New awards in medical ultrasound and cardiac applications Continued momentum in therapeutic applications Demand across sonar, hydrophone, and sonobuoy applications Award received for ultrasonic welding application Developing new material formulations for defense applications Revenue ($ Millions) Revenue ($ Millions) Revenue ($ Millions) Tailwinds from Megatrends Support Long-Term Outperformance

Continued Progress in Transportation ($ Millions) Revenue Total Booked Business ($ Billions) Chassis Height Sensor Accelerator Modules Brake Position Sensor Belt Tension Sensor Seat Track Position Sensor Seat Belt Buckle Switch Sensor 95% of existing Light Vehicle portfolio transitions to EVs New products expand future content per vehicle Significant Growth Opportunity from Electrification 6 New EV Platform Wins in Q1 2023 Content Per Vehicle Grows to >2x With EV Focused New Products AC Motor Current Sensor AC Motor Position Sensor eBrake™ Drive-Pad ™

Cash Returned to Shareholders Dividend & Buybacks 20-40% of FCF Capital Structure Leverage 1.0 – 2.5x Operating Cash Flow 15-17% of Sales Growth Capex ~4% of Sales Acquisitions 60-80% of FCF Capital Allocation Priorities Maintain healthy Balance Sheet Disciplined organic investments Growth resources and tools IT systems – ERP, analytics capabilities CTS OS – Operational improvements Strategic M&A – a growth priority Return capital to shareholders Capital Allocation Framework $152M in Cash Returned to Shareholders since 2013

Published inaugural ESG Report highlighting ESG progress Continued advancing our goal of deriving more than 25% of sales of components for light vehicles from electrified platforms. 6 new wins for electrified vehicle platforms in Q1 2023   Employees devoted over 1,100 hours to community service events and projects in Q1 through our CTS Cares Platform.  Progressing on Our ESG Initiatives Creating Long-Term Value for Stakeholders and Communities eBrake™

2020-2023 CAGR 32% 1 $2.70 $2.40 Notes: 1 CAGR based on mid point of 2023 guidance 2 Refer to Appendix for reconciliation from Diluted EPS to Adjusted Diluted EPS FY 2023 Guidance Revenue ($ Millions) Adjusted Diluted EPS $580 $640 2020-2023 CAGR 13% 1 Solid demand from medical & aerospace/defense customers Maintaining softer outlook in industrial end market & distribution channel Light vehicle market forecasts - NA 15M, China 26M, Europe 16-17M units Closely following risks from interest rates, inflation, currency fluctuations & geopolitical landscape Tax rate in the range of 21-23% excluding discrete items Key Outlook Assumptions Diluted EPS 2 $1.06 $(1.30) $1.85 Monitoring Potential Impact of Macroeconomic and Geopolitical Conditions

1st Quarter and Financial Results

Revenue down 1% vs. Q1 2022, up 3% vs. Q4 2022 Non-transportation revenue up 5% vs. Q1 2022, acquisitions added $11 million Transportation revenue down 6% vs. Q1 2022 primarily due to IC supply issue Foreign exchange impact on revenue unfavorable $2.3 million Foreign exchange impact on gross margin unfavorable $1.8 million Margin pressure from cost increases; partially mitigated by pricing and continuous improvement projects Highlights Net Income $20.2 $14.9 $18.3 Net Income % of Sales 13.7% 10.5% 12.6% Diluted EPS $0.63 $0.47 $0.58 Adj. Diluted EPS $0.67 $0.56 $0.61 Adj. Gross Margin 37.2% 36.3% 35.4% Adj. EBITDA Margin 23.5% 22.9% 21.9% Revenue Q1 2023 Financial Summary ($ Millions, except EPS)

Cash and Debt $10M Returned to Shareholders in Q1 $7M Q1 Free Cash Flow Strong Balance Sheet Net Cash Position Solid Foundation for Strategic M&A $4M Q1 Capital Expenditures Note: Cash and Debt balance as of March 31, 2023 Borrowed Total Facility Note: 2022 results include $27m from US pension plan termination Operating Cash Flow Prioritizing strong cash flow generation ($ Millions) ($ Millions)

Q & A

Appendix

Non-GAAP Financial Measures From time to time, CTS may use non-GAAP financial measures in discussing CTS’ business. These measures are intended to supplement, not replace, CTS’ presentation of its financial results in accordance with U.S. GAAP. CTS believes that the non-GAAP financial measures presented are commonly used by financial analysts and others in the industries in which CTS operates, and thus further provide useful information to investors. CTS’ definitions of these non-GAAP financial measures may differ from those terms as defined or used by other companies. Non-GAAP measures should not be used by investors or third parties as the sole basis for formulating investment decisions, as they may exclude a number of important cash and non-cash recurring items. CTS has presented these non-GAAP financial measures as it believes that the presentation of its financial results that exclude (1) restructuring charges; (2) environmental charges; (3) acquisition-related costs; (4) inventory fair value step-up costs; (5) foreign exchange (gains) losses; (6) non-cash pension expenses (income); and (7) certain discrete tax items are useful and assist in comparing CTS’ current operating results with past periods and with the operational performance of other companies in its industry. Included below is a description of the expenses that CTS has determined are not normal, recurring cash operating expenses necessary to operate its business and the rationale for why providing financial measures for its business with such expenses excluded or adjusted is useful to investors as a supplement to the U.S. GAAP measures. • Restructuring charges - costs primarily relating to workforce reduction costs, building and equipment relocation costs, asset impairment charges and other facility closure costs in connection with our continued optimization of our organization. • Environmental charges - costs associated with our non-operating facilities that are unrelated to ongoing operations. • Acquisition-related costs - diligence and transaction costs related to acquisitions. • Inventory fair value step-up costs - purchase accounting-related inventory costs from acquisitions. • Foreign exchange (gains) losses - remeasurement income and expenses for non-U.S. subsidiaries with the U.S. dollar as its functional currency. • Non-cash pension expenses (income) - pension income and expenses relating to the non-operating U.S. pension and post-retirement life insurance plans, including historical plan settlement activities. • Discrete tax items - non-recurring, infrequent, or unusual tax adjustments (e.g., valuation allowances, uncertain tax position changes, unremitted assertion changes and discrete impacts associated with pre-tax non-GAAP items, etc.). At times, the reconciliations below have been intentionally rounded to the nearest thousand, or $0.01 for EPS figures, and, therefore, may not sum. CTS does not provide reconciliations of forward-looking non-GAAP financial measures, such as estimated adjusted diluted earnings per share, to the most comparable GAAP financial measures on a forward-looking basis because CTS is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing and amount of certain items, such as, but not limited to, restructuring costs, environmental remediation costs, acquisition related costs, foreign exchange rates and other non-routine costs. Each of such adjustments has not yet occurred, are out of CTS' control and/or cannot be reasonably predicted. For the same reasons, CTS is unable to address the probable significance of the unavailable information.

Adjusted Diluted EPS Regulation G Schedules Q1 Q4 Q1 2023 2022 2022 2022 2021 2020 Diluted earnings (loss) per share $0.58 $0.47 $0.63 1.85 $ (1.30) $ $1.06 Tax affected adjustments to reported diluted earnings (loss) per share: Restructuring charges 0.02 0.01 0.01 0.05 0.06 0.04 Foreign currency (gain) loss - 0.03 (0.01) 0.15 0.10 (0.16) Non-cash pension expense - - - 0.16 3.13 0.06 Environmental charges 0.01 0.02 0.01 0.07 0.05 0.07 Acquisition-related costs - - 0.02 0.07 - 0.01 Inventory fair value step-up - 0.02 0.01 0.10 - - Discrete tax items - 0.01 - 0.01 (0.11) 0.04 Adjusted diluted earnings per share $0.61 $0.56 $0.67 2.46 $ 1.93 $ $1.12 Full Year

Regulation G Schedules ($ Millions) Adjusted EBITDA Margin Q1 Q4 Q1 2023 2022 2022 2022 2021 2020 Net earnings (loss) 18.3 $ 14.9 $ 20.2 $ 59.6 $ (41.9) $ 34.7 $ Net sales 146.0 $ 142.3 $ 147.7 $ 586.9 $ 512.9 $ 424.1 $ Net earnings (loss) margin 12.6% 10.5% 13.7% 10.2% -8.2% 8.2% Depreciation and amortization expense 6.9 8.0 6.7 29.8 26.9 26.7 Interest expense 0.7 0.7 0.5 2.2 2.1 3.3 Tax expense (benefit) 4.4 5.8 5.5 21.2 (19.0) 10.8 EBITDA 30.3 29.5 33.0 112.7 (31.8) 75.4 Adjustments to EBITDA: Restructuring charges 0.9 0.5 0.3 1.9 1.7 1.8 Environmental charges 0.6 1.0 0.5 2.8 2.3 2.8 Acquisition-related costs 0.2 - 0.5 2.5 - 0.3 Inventory fair value step-up - 0.7 0.6 4.0 - - Non-cash pension and related (income) expense - - - 4.8 132.4 2.5 Foreign currency (gain) loss (0.1) 0.9 (0.3) 4.9 3.3 (5.3) Total adjustments to EBITDA 1.6 3.1 1.7 20.9 139.7 2.1 Adjusted EBITDA 31.9 $ 32.6 $ 34.7 $ 133.6 $ 107.9 $ 77.5 $ Adjusted EBITDA margin 21.9% 22.9% 23.5% 22.8% 21.0% 18.3% Full Year

Regulation G Schedules ($ Millions) Adjusted Gross Margin Q1 Q4 Q1 2023 2022 2022 2022 2021 2020 Gross margin 51.7 $ 51.0 $ 54.3 $ 210.5 $ 184.6 $ 139.1 $ Net sales 146.0 $ 142.3 $ 147.7 $ 586.9 $ 512.9 $ 424.1 $ Gross margin as a % of net sales 35.4% 35.8% 36.8% 35.9% 36.0% 32.8% Adjustment to reported gross margin: Inventory fair value step-up - 0.7 0.6 4.0 - - Adjusted gross margin 51.7 $ 51.7 $ 54.9 $ 214.5 $ 184.6 $ 139.1 $ Adjusted gross margin as a % of net sales 35.4% 36.3% 37.2% 36.5% 36.0% 32.8% Full Year

Regulation G Schedules ($ Millions) Adjusted Net Earnings Q1 Q4 Q1 2023 2022 2022 2022 2021 2020 Net earnings (loss) (A) 18.3 $ 14.9 $ 20.2 $ 59.6 $ (41.9) $ 34.7 $ Net sales 146.0 $ 142.3 $ 147.7 $ 586.9 $ 512.9 $ 424.1 $ Net earnings (loss) as a % of net sales 12.6% 10.5% 13.7% 10.2% -8.2% 8.2% Adjustments to reported net earnings (loss): Restructuring charges 0.9 0.5 0.3 1.9 1.7 1.8 Environmental charges 0.6 1.0 0.5 2.8 2.3 2.8 Acquisition-related costs 0.2 - 0.5 2.5 - 0.3 Inventory fair value step-up - 0.7 0.6 4.0 - - Non-cash pension and related (income) expense - - - 4.8 132.4 2.5 Foreign currency (gain) loss (0.1) 0.9 (0.3) 4.9 3.3 (5.3) Total adjustments to reported net earnings (loss) 1.6 $ 3.1 $ 1.7 $ 20.9 $ 139.7 $ 2.1 $ Total adjustments, tax affected (B) 1.3 $ 2.6 $ 1.4 $ 19.3 $ 108.6 $ 0.4 $ Tax adjustments: Increase in valuation allowances - - - - 0.9 0.2 Other discrete tax items - 0.2 - 0.2 (4.7) 1.2 Total tax adjustments (C) - $ 0.2 $ - $ 0.2 $ (3.8) $ 1.4 $ Adjusted net earnings (A+B+C) 19.6 $ 17.8 $ 21.7 $ 79.1 $ 63.0 $ 36.5 $ Adjusted net earnings as a % of net sales 13.4% 12.5% 14.7% 13.5% 12.3% 8.6% Full Year

($ Millions) Free Cash Flow Regulation G Schedules Q1 Q4 Q1 2023 2022 2022 2022 2021 2020 Net cash provided by operating activities 11.2 $ 25.5 $ 19.3 $ 121.2 $ 86.1 $ 76.8 $ Capital expenditures (4.5) (5.1) (3.4) (14.3) (15.6) (14.9) Free cash flow 6.6 $ 20.4 $ 15.9 $ 106.9 $ 70.5 $ 61.9 $ Full Year

($ Millions) Controllable Working Capital Regulation G Schedules 2023 2022 2022 2021 2020 Net accounts receivable 97.7 $ 95.1 $ 90.9 $ 82.2 $ 81.0 $ Net inventory 63.5 $ 52.5 $ 62.3 $ 49.5 $ 45.9 $ Accounts payable (53.4) $ (60.0) $ (53.2) $ (55.5) $ (50.5) $ Controllable working capital 107.8 $ 87.6 $ 100.0 $ 76.2 $ 76.4 $ Quarter sales 146.0 $ 147.7 $ 142.3 $ 132.5 $ 123.0 $ Multiplied by 4 4 4 4 4 4 Annualized sales 584.0 $ 590.8 $ 569.1 $ 530.0 $ 492.1 $ Controllable working capital as a % of annualized sales 18.5% 14.8% 17.6% 14.4% 15.5% Full Year Q1